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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 18, 1997


                        DIGITAL GENERATION SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          CALIFORNIA                      0-27644                           94-3140772
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                               875 BATTERY STREET
                         SAN FRANCISCO, CALIFORNIA 94111
          -------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (415) 276-6600

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 2.           Acquisition or Disposition of Assets.

         On July 18, 1997, the Registrant acquired all of the issued and outstanding capital stock of Starcom Mediatech, Inc., a Delaware corporation ("Mediatech") and a wholly-owned subsidiary of IndeNet, Inc., a Delaware corporation ("IndeNet"), for aggregate consideration of approximately $25.8 million, including approximately $5.4 million in assumed debt (the "Mediatech Acquisition"). Mediatech is engaged in the business of media duplication and distribution and the Registrant intends to cause Mediatech to continue this business activity.

         The Mediatech Acquisition was consummated pursuant to the terms and conditions set forth in a Stock Purchase Agreement, dated as of July 18, 1997 (the "Mediatech Purchase Agreement"), by and between IndeNet and the Registrant. The consideration delivered by the Registrant to IndeNet in payment for the capital stock of Mediatech consisted of the following: (i) $13,988,730 in cash (subject to post-closing adjustment in accordance with the terms of the Mediatech Purchase Agreement based upon the results of a post-closing audit of Mediatech's financial condition as of the date of closing); (ii) 324,355 shares of Common Stock of the Registrant (the "Company Shares"); (iii) a Subordinated Promissory Note payable to the order of IndeNet in the aggregate principal amount of $2,243,806.34 and bearing interest at the rate of 9% per annum (the "Company Note"); and (iv) a Secured Subordinated Promissory Note payable to the order of Thomas H. Baur, a creditor of IndeNet, in the aggregate principal amount of $2,206,193.66 and bearing interest at the rate of 9% per annum (the "Baur Note").

         In connection with the Mediatech Acquisition, the Registrant granted certain rights to IndeNet with respect to registration of the Company Shares under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to such registration rights, IndeNet has the right to request the registration of the Company Shares under the Securities Act in the event that the Registrant shall register securities under the Securities Act for its own account or the account of the Registrant's other security holders. In addition, after the first anniversary of the Mediatech Purchase Agreement, the Registrant has the right to request the registration of the Company Shares under the Securities Act at any time provided that the proceeds of any offering of the Company Shares pursuant to such registration shall exceed $500,000.

         The Company Note is payable in equal installments of $150,000 on the last day of each successive calender quarter, commencing on October 1, 1997, and matures on October 1, 2001. The Baur Note is also payable in installments, with the first of such installments due and payable in the amount of $350,000 on July 30, 1997, and the second and all subsequent installments due and payable in equal installments of $200,000 on the first day of each successive calender quarter thereafter, commencing on January 1, 1998. The Baur Note matures on January 1, 2000.

         Prior to the foregoing transaction, no material relationship existed between IndeNet or Mediatech and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

         The Registrant drew upon two sources of funds to finance the cash portion of the consideration for the Mediatech Acquisition. An entity affiliated with Kleiner Perkins Caufield & Byers ("Kleiner


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Perkins") and another affiliated with Dawson-Samberg Capital Management, Inc.
("Dawson-Samberg") each provided the Registrant with a $3.0 million cash loan in exchange for a promissory note, each in the aggregate principal amount of $3.0 million and bearing interest at the rate of 10% per annum. The Registrant funded the remaining portion of the cash consideration for the Mediatech Acquisition from its internal cash reserves.

         On July 14, 1997, the registrant entered into a Preferred Stock Purchase Agreement, as amended on July 23, 1997 (as amended, the "Stock Purchase Agreement"), with certain investors listed on Exhibit A thereto, pursuant to which the Registrant agreed to issue and sell, in two tranches, up to an aggregate of 4,950,495 shares of its Series A Convertible Preferred Stock for aggregate consideration of approximately $17.5 million in cash, or $3.535 per share. The Registrant closed the first of such tranches on July 28, 1997 in which the Registrant issued and sold an aggregate of 2,012,376 shares of its Series A Convertible Preferred Stock for aggregate consideration of approximately $7,113,751 in cash. The Registrant used the proceeds of this first tranche to repay the entire amount owed under the promissory notes issued by the Registrant in favor of Kleiner Perkins and Dawson-Samberg in connection with the Mediatech Acquisition. Due to the requirements of the National Association of Securities Dealers (the "NASD"), the closing of the second of such tranches, in which the Registrant intends to issue and sell up to an aggregate of 2,944,119 additional shares of its Series A Convertible Preferred Stock, is contingent upon obtaining shareholder approval for the issuance of such shares in connection with such second tranche. The Registrant is aware that the holders of a majority of the issued and outstanding shares of its capital stock entitled to vote thereon have entered into a voting agreement pursuant to which such shareholders have agreed to vote in favor of the issuance of shares of Series A Convertible Preferred Stock in connection with such second tranche. The Registrant intends to use the proceeds from the sale of such shares in the second tranche to replenish the cash reserves expended by the Registrant to fund a portion of the cash consideration for the Mediatech Acquisition.

         In connection with the transactions contemplated by the Stock Purchase Agreement, the Registrant granted certain rights to the investors purchasing shares of its Series A Convertible Preferred Stock under the Stock Purchase Agreement with respect to registration under the Securities Act of the Common Stock underlying such shares of Series A Convertible Preferred Stock. Such rights are substantially similar to the registration rights granted to IndeNet in connection with the Mediatech Acquisition, as described above.

         The Registrant's issuance, pursuant to the Stock Purchase Agreement, of shares of its Series A Convertible Preferred Stock in the first tranche described above was exempt from the registration requirements of the Securities Act in reliance upon the exemption from registration provided by Rule 506 of Regulation D promulgated under the Securities Act. The Registrant's issuance, pursuant to the Stock Purchase Agreement, of additional shares of its Series A Convertible Preferred Stock in the second tranche described above is also expected to be exempt from the registration requirements of the Securities Act in reliance upon the same exemption.

Item 5.           Other Events.



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         The Registrant has entered into the Stock Purchase Agreement described above pursuant to which the Registrant issued and sold an aggregate of 2,012,376 shares of its Series A Convertible Preferred Stock on July 28, 1997. As noted above, the Registrant intends to issue and sell up to an aggregate of 2,944,119 additional shares of its Series A Convertible Preferred Stock at a second closing under the Stock Purchase Agreement, contingent upon obtaining shareholder approval for such second tranche.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

         It is impracticable for the Registrant to provide the required financial statements for the business acquired at the time of filing this report on Form 8-K, but the Registrant will file such required financial statements by amendment to this report on Form 8-K as soon as practicable, but not later than sixty (60) days after this report must be filed with the Securities and Exchange Commission.

         (b)      Pro Forma Financial Information.

         It is impracticable for the Registrant to provide the required financial statements for the business acquired at the time of filing this report on Form 8-K, but the Registrant will file such required financial statements by amendment to this report on Form 8-K as soon as practicable, but not later than sixty (60) days after this report must be filed with the Securities and Exchange Commission.

         (c)      Exhibits.

         2.1 Stock Purchase Agreement, dated as of July 18, 1997, by and between IndeNet, Inc., a Delaware corporation, and Digital Generation Systems, Inc., a California corporation.

         2.2 Preferred Stock Purchase Agreement, dated as of July 14, 1997, by and among Digital Generation Systems, Inc. and the parties listed on the Schedule of Purchasers attached as Exhibit A thereto.

         2.3 Amendment to Preferred Stock Purchase Agreement, dated as of July 23, 1997, by and among Digital Generation Systems, Inc. and the purchasers listed on Exhibit A thereto.

         2.4 Certificate of Determination of Rights of Series A Convertible Preferred Stock of Digital Generation Systems, Inc., filed by the Secretary of State of the State of California on July 16, 1997.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DIGITAL GENERATION SYSTEMS, INC.
                                    A California Corporation


Dated: August 1, 1997               By:  /s/Thomas P. Shanahan
                                        -------------------------------------

                                    Title: Vice President & Chief Financial
                                           Officer
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                                 EXHIBIT INDEX


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
        Exhibit
          No.              Exhibit
        -------            -------
         2.1 Stock Purchase Agreement, dated as of July 18, 1997, by and between IndeNet, Inc., a Delaware corporation, and Digital Generation Systems, Inc., a California corporation.

         2.2 Preferred Stock Purchase Agreement, dated as of July 14, 1997, by and among Digital Generation Systems, Inc. and the parties listed on the Schedule of Purchasers attached as Exhibit A thereto.

         2.3 Amendment to Preferred Stock Purchase Agreement, dated as of July 23, 1997, by and among Digital Generation Systems, Inc. and the purchasers listed on Exhibit A thereto.

         2.4 Certificate of Determination of Rights of Series A Convertible Preferred Stock of Digital Generation Systems, Inc., filed by the Secretary of State of the State of California on July 16, 1997.
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